                         FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of December 24, 1998, and is made by and among Lone Star Steel Company, a Delaware corporation (the "Borrower"), each of the Guarantors and the BANKS (referred to in the Credit Agreement as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent") and Bank of America National Trust and Savings Association, N.A., as Co-Agent, and joined by Lone Star Technologies, Inc. ("Lone Star Technologies").

                                     WITNESSETH:

     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of October 2, 1997 (the "Credit Agreement") and desire to amend the terms thereof as set forth herein;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:


     1.   DEFINITIONS.

     Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.


     2.   AMENDMENT OF CREDIT AGREEMENT.

          2.1 NEW DEFINITIONS. The following new defined terms are hereby added in alphabetical order in Section 1.1 of the Credit Agreement to read as follows:

                    "ACCOUNT shall mean any account, contract right, general intangible, chattel paper, instrument or document representing any right to payment for goods sold or services rendered, whether or not earned by performance and whether or not evidenced by a contract, instrument or document, which is now owned or hereafter acquired by any Loan Party. All Accounts, whether Qualified Accounts or not, shall be subject to the Banks' Prior Security Interest.

                    ACCOUNT DEBTOR shall mean any Person who is or who may become obligated to any Loan Party under, with respect to, or on account of, an Account.

                    APPLICABLE INVENTORY LIMITATION PERCENTAGE shall mean (i) 175% from the First Amendment Effective Date through March 30, 1999, (ii) 135% from March 31, 1999 through June 29, 1999 and (iii) 100% on and after June 30, 1999.

                    APPLICABLE INVENTORY INCLUSION PERCENTAGE shall mean (i) 60% from the First Amendment Effective Date through March 30, 1999, (ii) 55% from March 31, 1999 through June 29, 1999 and (iii) 50% on and after June 30, 1999.

                    BORROWING BASE shall mean at any time the sum of (i) 85% of Qualified Accounts ("Accounts Portion"), plus (ii) the lesser of (A) the Applicable Inventory Inclusion Percentage times the amount of Qualified Inventory, or (B) the Applicable Inventory Limitation Percentage times the Accounts Portion. Notwithstanding anything to the contrary herein, the Required Banks may, in their sole discretion, at any time hereafter, decrease the advance percentage for Qualified Accounts and Qualified Inventory, or increase the level of any reserves or ineligibles, or define or maintain such other reserves or ineligibles, as the Required Banks may deem necessary or appropriate. Any such change shall become effective immediately upon written notice from the Agent to the Borrower for the purpose of calculating the Borrowing Base hereunder.

                    BORROWING BASE CERTIFICATE shall have the meaning assigned to such term in Section 8.3.4A.

                    EBIT for any period of determination shall mean (i) the sum of net income, other non-cash charges to net income, interest expense and income tax expense minus (ii) non-cash credits to net income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                    FIRST AMENDMENT EFFECTIVE DATE shall mean the effective date of the First Amendment to this Agreement.

                    INTEREST EXPENSE shall mean for any period of determination, the interest expense of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP.

                    INTEREST COVERAGE RATIO (FOR PRICING) shall mean for any period of determination the ratio of(i) EBIT to (ii) interest expense of the Borrower and its Subsidiaries for such period

                    INVENTORY shall mean any and all goods, merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by any Loan Party which are or may at any time be held as raw materials, finished goods, work-in-process, supplies or materials used or consumed in such Loan Party's business or held for sale or lease, including, without limitation,
     (a) all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by such Loan Party, and (b) all packing, shipping and advertising materials relating to all or any such property. All Inventory, whether Qualified Inventory or not, shall be subject to the Banks' Prior Security Interest.

                    QUALIFIED ACCOUNTS shall mean any Accounts which the Agent in its sole discretion determines to have met all of the minimum requirements set forth on SCHEDULE 1.1(Q)(1).

                    QUALIFIED INVENTORY shall mean any Inventory which the Agent in its sole discretion determines to have met all of the minimum requirements set forth on SCHEDULE 1.1(Q)(2).


                    SCHEDULE OF ACCOUNTS shall mean a detailed aged trial balance of all then existing Accounts in form and substance satisfactory to Agent, specifying in each case the names, addresses, face amount and dates of invoice(s) for each Account Debtor obligated on an Account so listed and, if reasonably requested by the Agent in connection with an audit or after conclusion of an audit, copies of proof of delivery and customer statements and the original copy of all documents, including, without limitation, repayment histories and present status reports, and such other matters and information relating to the status of the Accounts and/or the Account Debtors so scheduled as the Agent may from time to time reasonably request.

                    SCHEDULE OF INVENTORY shall mean a current schedule of Inventory in form and substance satisfactory to the Agent, itemizing and describing the kind, type, quantity of Inventory, as confirmed from time to time by physical counts taken, the Loan Parties' costs therefor.

                    SCHEDULE OF PAYABLES shall mean a detailed listing of Loan Parties' existing accounts payable, specifying the names of each creditor and the amount owed to such creditor and such matters and information relating to the status of the Loan Parties' accounts payable so scheduled as the Agent may from time to time reasonably request.

                    TOTAL LIABILITIES shall mean the total liabilities of the Loan Parties and their Subsidiaries as determined by GAAP."


          2.2 EXISTING DEFINITIONS. The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated to read as set forth below:

                         "APPLICABLE COMMITMENT FEE RATE shall mean the percentage rate per annum based on the Interest Coverage Ratio (For Pricing) then in effect according to the pricing grid on SCHEDULE 1.1
          (A) below the heading "Commitment Fee." The Applicable Commitment Fee Rate shall be computed in accordance with the parameters set forth on
          SCHEDULE 1.1 (A).

                         APPLICABLE MARGIN shall mean, as applicable:


                         (A) the percentage spread to be added to Base Rate under the Base Rate Option based on the Interest Coverage Ratio (For Pricing) then in effect according to the pricing grid on SCHEDULE 1.1
          (A) below the heading "Base Rate Spread," or

                         (B) the percentage spread to be added to Euro-Rate under the Euro-Rate Option based on the Interest Coverage Ratio (For Pricing) then in effect according to the pricing grid on SCHEDULE 1.1
          (A) below the heading "Euro-Rate Spread."

                              The Applicable Margin shall be computed in accordance with the parameters set forth on SCHEDULE 1.1(A).

                         BASE NET WORTH shall mean the following amount:

                         (i)       $124,000,000, PLUS


                         (ii) 50% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from January 1, 2000 through the date of determination,

                         PLUS

                         (iii) the amount of any contributions made to the capital of the Borrower after January 1, 2000 or proceeds received by the Borrower after the January 1, 2000 from the sale of its capital stock, net of ordinary and reasonable expenses directly related to such sale, and

                         MINUS

                         (iv) the amount of payments made by the Borrower after January 1, 2000 to redeem its Preferred Stock to the extent that such payments reduce the Consolidated Tangible Net Worth of the Borrower and are permitted hereunder.


                         INTEREST COVERAGE RATIO (FOR COVENANTS) shall mean for any period of determination the ratio of(i) EBITDA to (ii) the sum of (A) interest expense of the Borrower and its Subsidiaries for such period plus
     (B) cash dividend payments or other cash distributions paid by the Borrower or cash or other consideration paid to purchase whether by way of redemption or otherwise capital stock of the Borrower during such period, excluding cash payments made by the Borrower to redeem the Preferred Stock of the Borrower.

                         LEVERAGE RATIO shall be computed as of the end of each fiscal quarter of the Borrower ending on or after March 31, 2000 as the ratio of consolidated Indebtedness on such quarter-end to the EBITDA for the four fiscal quarters ending on such quarter-end.

                         SLAB FINANCING ARRANGEMENT shall mean Borrower's Product Financing Agreement with Lone Star Technologies dated as of November 23, 1998, as hereafter amended or replaced from time to time, provided that the Borrower's Obligations thereunder must be subject to the Intercompany Subordination Agreement and the maximum principal amount owing thereunder must not exceed $25,000,000 without the consent of the Required Banks.

          2.3  REVOLVING CREDIT COMMITMENTS.


          Section 2..1.1 (Revolving Credit Loans) is hereby amended and restated to read as set forth below.

               "2.1.1  REVOLVING CREDIT LOANS.

                         Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that (i) after giving effect to such Loan the aggregate amount of Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Letters of Credit Outstanding, and (ii) the Revolving Facility Usage shall not exceed the Borrowing Base. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.1.

          2.4 ISSUANCE OF LETTERS OF CREDIT. Section 2.10.1 (Issuance of Letters of Credit) is hereby amended and restated to read as set forth below.

               "2.10.1 ISSUANCE OF LETTERS OF CREDIT

                         Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than Noon Pittsburgh time, at least five (5) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.10, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twenty four (24) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $20,000,000, (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments (for purposes of this computation, PNC Bank's Swing Loans shall be deemed to be borrowed amounts under its Revolving Credit Commitment), or (iii) the Revolving Facility Usage exceed, at any one time, the Borrowing Base."

          2.5  MANDATORY PREPAYMENTS WHEN THE BORROWING BASE IS EXCEEDED. A new
Section 5.7 (Mandatory Prepayments When the Borrowing Base is Exceeded) is hereby added to Section 5.6 of the Credit Agreement to follow immediately after
Section 5. (Settlement Date Procedures) to read as follows:

               "5.7 MANDATORY PREPAYMENTS WHEN THE BORROWING BASE IS EXCEEDED.

                         Whenever the outstanding principal balance of Revolving Credit Loans by the Banks plus the aggregate undrawn face amount of outstanding Letters of Credit issued pursuant to Section 2.10 exceed the Borrowing Base, the Borrower shall make, within one (1) Business Day after the Borrower learns of such excess and whether or not the Agent has given notice to such effect, a mandatory prepayment of Revolving Credit Loans equal to the excess of the outstanding principal balance over the Borrowing Base, together with accrued interest on such Loans."

          2.6 REPRESENTATIONS AND WARRANTIES. A new Section 6.1.26 (Year 2000) is hereby added to Section 6 of the Credit Agreement to follow immediately after
Section 6.1.25 (Senior Debt Status) to read as follows:

               "6.1.26   YEAR 2000.

                         The Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Borrower or its Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not result in any Material Adverse Change.

          2.7 AFFIRMATIVE COVENANTS--VISITATION. Section 8.1.6 (Visitation Rights) is hereby amended and restated to read as set forth below.

               "8.1.6    VISITATION RIGHTS.

                         Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, PROVIDED that each Bank shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection. The Borrower shall reimburse (i) the Agent for reasonable expenses associated with up to two audits in each year prior to an Event of Default and prior to the making of an Audit Request (as defined below), and
     (ii) the Agent for more than two audits and the Banks for audits if either an Event of Default exists and is continuing or the Required Banks request that such audits be undertaken. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent."

          2.8 NEGATIVE COVENANTS--INDEBTEDNESS. Clause (v) of Section 8.2.1 (Indebtedness) is hereby amended and restated to read as set forth below.

                    "(v) Indebtedness of a Loan Party to Lone Star Technologies provided that

                         (a) such Indebtedness shall be subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans];

                         (b) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to the incurrence of such Indebtedness; and

                         (c) the Borrower shall (A) if such Indebtedness is incurred before March 31, 2000, demonstrate that it shall be in compliance with the covenant contained in Section 8.2.21 [Maximum Total Liabilities to Consolidated Tangible Net Worth] after giving effect to such Indebtedness, and (B) if such Indebtedness is incurred on or after March 31, 2000, demonstrate that it shall be in compliance with the covenant contained in Section 8.2.16 [Maximum Leverage Ratio], provided that (i) Borrower shall compute the numerator of such Leverage Ratio (Indebtedness) as of the date on which Borrower incurs such Indebtedness and the denominator of Leverage Ratio as of the four quarters ending on the last day of the quarter preceding such date of incurrence. Borrower shall deliver to the Agent and the Banks at least five (5) Business Days prior to the date on which Borrower incurs such Indebtedness a certificate in the form of EXHIBIT 8.2.5 evidencing such compliance; and"

          2.9 NEGATIVE COVENANTS--DIVIDENDS AND ACQUISITIONS. Sections 8.2.5 (Dividends and Related Distributions) and 8.2.6 (Liquidations, Mergers, etc.) are hereby amended and restated to read as set forth below.

               "8.2.5    DIVIDENDS AND RELATED DISTRIBUTIONS.

                              Except as provided in this Section 8.2.5 below,
     each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                              (A)  make or pay, or agree to become or remain
     liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests or make any payments on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, or

                              (B)  make or pay any amounts, whether principal,
     interest or otherwise, on or in respect of loans or other obligations of a Loan Party to Lone Star Technologies or otherwise make payments, transfer assets or pay or provide any consideration (including incurring or assuming debt or other obligations) to Lone Star Technologies or any Affiliates of Lone Star Technologies other than the Loan Parties.

                              Notwithstanding the preceding sentence, the Loan
     Parties may

                              (i)  make regularly scheduled payments of
     principal or interest under the Slab Financing Arrangement provided that no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such payment; or

                              (i)  pay dividends or make other distributions or
     payments to another Loan Party, or

                              (ii) pay a dividend or make a payment on
     Indebtedness incurred in accordance with Section 8.2.1(v) to Lone Star Technologies, provided that

                                   (a)  no Potential Default or Event of Default
     shall exist immediately prior to and after giving effect to such dividend;

                                   (b)  the Borrower shall demonstrate that it
     shall be in compliance with the covenants contained in the sections listed in the grid on Exhibit 8.2 hereof computed as of the dates and subject to the adjustments set forth in such grid. Borrower shall deliver to the Agent and the Banks at least five (5) Business Days prior to the date on which Borrower pays such dividend (the "Dividend Payment Date") a certificate in the form of EXHIBIT 8.2.5 evidencing such compliance.

                              (iii) make reimbursements to Lone Star
     Technologies for costs and expenses, including payroll expenses for employees of Lone Star Technologies, incurred by Lone Star Technologies provided that the aggregate amount per year shall not exceed $4,000,000 and provided that one of the following ((A), (B) or (C) below) is true:

                                   (A)  If Lone Star Technologies has not formed
     or acquired any Subsidiaries (each an "Affiliate Subsidiary") other than the Borrower and the Loan Parties, and is not undertaking to form or acquire, or investigating the formation or acquisition of, an Affiliate Subsidiary, then all such costs and expenses incurred shall be for the benefit of the Loan Parties, or

                                   (B)  If Lone Star Technologies has not formed
     or acquired any Affiliate Subsidiary but is undertaking to form or acquire, or investigating the formation or acquisition of, an Affiliate Subsidiary, then all such costs and expenses shall either be for the benefit of the Loan Parties or for such undertaking or investigation and for no other purpose (including the making of a dividend to the shareholders of Lone Star Technologies) and shall be allocated to the Loan Parties and to such undertaking or investigation in a reasonable and customary manner, or

                                   (C)  if Lone Star Technologies has formed or
     acquired any Affiliate Subsidiaries, then Lone Star Technologies may allocate such costs and expenses between such Affiliate Subsidiaries and the Loan Parties pursuant to a cost sharing agreement provided that

                                   (1)  such agreement is reasonable as
     determined by the Agent prior to such time as such agreement is entered into, and

                                   (2)  all such costs and expenses so incurred
     and allocated to the Loan Parties and the Affiliate Subsidiaries shall be for the benefit of the Loan Parties or such Affiliate Subsidiaries and for no other purpose.

                              (iv) redeem by cash payment the Borrower's
     Preferred Stock (including cash dividends payable on such Preferred Stock that are accrued but not paid on the date of such redemption), provided that:

                                   (a)  no Potential Default or Event of Default
     shall exist immediately prior to and after giving effect to such redemption;

                                   (b)  the Borrower shall demonstrate that it
     shall be in compliance with the covenants contained in the sections listed in the grid on Exhibit 8.2 computed as of the dates and subject to the adjustments set forth in such grid. Borrower shall deliver at least five (5) Business Days prior to the date on which Borrower makes such redemption payment (the "Redemption Payment Date") a certificate in the form of EXHIBIT 8.2.5 evidencing such compliance.

                              (v)  pay dividends in the form of Borrower's
     common stock or the Borrower's Preferred Stock.

               8.2.6     LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.

                              Each of the Loan Parties shall not, and shall not
     permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or (except as provided under Section 8.2.7) acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, PROVIDED that

                              (1)  any Loan Party or Subsidiary other than the
     Borrower may consolidate or merge into or be dissolved into the Borrower or another Loan Party which is wholly-owned by one or more of the other Loan Parties, and

                              (2)  any Loan Party may acquire, whether by
     purchase or by merger, whether accounted for as a purchase or a pooling or otherwise (A) ownership interests of another Person or (B) substantially all of the assets of another Person or of a business or division of another Person (each a "Permitted Acquisition"), PROVIDED that each of the following requirements is met:

                                   (i)  if the Loan Parties are acquiring the
     ownership interests in such Person, such interest shall include a majority of each class of voting securities and the power to elect a majority of the directors or other equivalent governing individuals with respect to such Person;

                                   (ii) if the Loan Parties are acquiring the
     ownership interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                                   (iii) the Loan Parties, such Person and its
     owners, as applicable, shall grant Liens in the assets of or acquired from and stock or other ownership interests in such Person and otherwise comply with Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                                   (iv) the board of directors or other
     equivalent governing body of such Person shall have approved such Permitted Acquisition and, if the Loan Parties shall use any portion of the Loans to fund such Permitted Acquisition, the Loan Parties also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition;

                                   (v)  the business acquired, or the business
     conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business], EXCEPT that the Loan Parties may make an acquisition of assets or stock of a Person in another line of business provided that total Consideration paid or incurred in connection therewith does not exceed $5,000,000 (the "Permitted Other Line of Business Acquisition");

                                   (vi) no Potential Default or Event of Default
     shall exist immediately prior to and after giving effect to such Permitted Acquisition;

                                   (vii) the Borrower shall demonstrate that it
     shall be in compliance with the covenants contained in the sections listed in the grid attached to as Exhibit 8.2 as of the dates and subject to the adjustments set forth in such grid. Borrower shall deliver at least five
     (5) Business Days prior to the date on which Borrower makes such Permitted Acquisition payment (the "Acquisition Date") a certificate in the form of
     EXHIBIT 8.2.6 evidencing such compliance.

                                   (viii) the Loan Parties shall deliver to the
     Agent at least five (5) Business Days before such Permitted Acquisition then current drafts (with the executed versions to be delivered promptly after their execution) of any agreements entered into or proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition and shall deliver to the Agent such other information about such Person or its assets as any Loan Party may reasonably require.

          2.10 NEGATIVE COVENANTS--EXISTING FINANCIAL COVENANTS. Sections 8.2.15 (Minimum Interest Coverage Ratio) through 8.2.18 (Minimum Working Capital) are hereby amended and restated to read as set forth below.


               "8.2.15        MINIMUM INTEREST COVERAGE RATIO.


                              The Loan Parties shall not permit the Interest
     Coverage Ratio (For Covenants), calculated as of the end of the fiscal quarter ending March 31, 2000, and at the end of each fiscal quarter thereafter, for the period of four (4) fiscal quarters then ended, to be less than 4.0 to 1.0.

               8.2.16         MAXIMUM LEVERAGE RATIO.


                              The Loan Parties shall not permit the Leverage
     Ratio to exceed 3.0 to 1.0 at the end of the fiscal quarter ending March 31, 2000, and at the end of each fiscal quarter thereafter.

               8.2.17         MINIMUM TANGIBLE NET WORTH.


                              The Borrower shall not at any time on or after
     January 1, 2000 permit Consolidated Tangible Net Worth to be less than Base Net Worth.

               8.2.18         MINIMUM WORKING CAPITAL.

                              The Loan Parties shall not at any time on or after
     March 31, 2000 permit the difference between the amounts in the following clauses (i) and (ii) to be less than $75,000,000: (i) consolidated current assets (excluding cash and marketable securities to the extent that the amount thereof does not exceed the amount of the Revolving Credit Loans outstanding at such time) of the Borrower and its Subsidiaries and (ii) consolidated current liabilities of the Borrower and its Subsidiaries (excluding from current liabilities the amount of the Revolving Credit Loans outstanding, whether or not normally required to be included or excluded under GAAP)."

          2.11 NEGATIVE COVENANTS--NEW FINANCIAL COVENANTS. New Sections 8.2.21 (Maximum Total Liabilities to Consolidated Tangible Net Worth) through 8.2.22 (Minimum EBITDA) are hereby added to Section 8 of the Credit Agreement at the end thereof and immediately following the text of Section 8.2.20 (Slab Financing Agreement) to read as follows:

               "8.2.21 MAXIMUM TOTAL LIABILITIES TO CONSOLIDATED TANGIBLE NET WORTH.


                              The Loan Parties shall not permit the ratio of
     Total Liabilities to Consolidated Tangible Net Worth, calculated as of the end of each fiscal quarter beginning with the fiscal quarter ending December 31, 1998 and ending with the fiscal quarter ending December 31, 1999, to be greater than 2.0 to 1.0.

               "8.2.22        MINIMUM EBITDA.

                              The Loan Parties shall not permit the EBITDA of
     the Loan Parties and their Subsidiaries to be less than the amount set forth in the grid below as of the dates set forth in such grid for the periods set forth in such grid.

                                                  MINIMUM PERMITTED
                      PERIODS INCLUDED IN          EBITDA (NEGATIVE
       DATE              CALCULATION              NUMBERS IN BRACKETS)
     12-31-98       Four quarters then ended           [$9,759,000]
     3-31-99         One quarter then ended            [$1,000,000]
     6-30-99        Two quarters then ended             $2,735,000
     9-30-99          Three quarters then              $10,314,000
                             ended
     12-31-99       Four quarters then ended           $21,406,000

          2.12 FIRST AMENDMENT FEE. A new Section 8.2.23 (First Amendment Fee) is hereby added to Section 8 of the Credit Agreement, immediately following the text of new Section 8.2.22, to read as follows:

                         "The Borrower shall pay to the Agent for the benefit of the banks a fee in the amount of $250,000 on or before 12:00 pm (Noon) on January 4, 1999."

          2.13 REPORTING REQUIREMENTS--MONTHLY FINANCIAL STATEMENTS. A new
Section 8.3.1A is hereby added to Section 8.3 of the Credit Agreement at the beginning thereof and immediately preceding the text of Section 8.3.1 (Quarterly Financial Statements) to read as follows:

               "8.3.1A   MONTHLY FINANCIAL STATEMENTS.

                              As soon as available and in any event within
     fifteen (15) calendar days after the end of each of month in each fiscal year, financial statements of the Borrower, consisting of a consolidating and consolidated balance sheet as of the end of such month and related consolidating and consolidated statements of income, stockholders' equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

          2.14 REPORTING REQUIREMENTS--WEEKLY BORROWING BASE CERTIFICATES, ETC. A new Section 8.3.4A is hereby added to Section 8.3 of the Credit Agreement immediately preceding the text of Section 8.3.4 (Notice of Default) to read as follows:

               "8.3.4A   WEEKLY BORROWING BASE CERTIFICATES; MONTHLY SCHEDULES
     OF ACCOUNTS, INVENTORY AND PAYABLES.

                         (i) On or before 10:00 am on the second Business Day of each week, a Borrowing Base Certificate (the "Borrowing Base Certificate") as of the end of the immediately preceding week in the form of EXHIBIT 8.3.4A hereto, appropriately completed, executed and delivered by an Authorized Officer,

                         (ii) As soon as available by the fifteenth calendar day of each month a Schedule of Accounts and Schedule of Inventory as of the end of the immediately preceding month.

                         (iii) Upon request by the Agent any of the following reports: a detailed sales register, a cash receipts journal or a purchase journal showing sales, receipts and purchases for the preceding month or a Schedule of Payables as of the end of such month"

          2.15 REPORTING REQUIREMENTS--BUDGET AND PROJECTIONS. Section 8.3.7 (Budgets, Forecasts, Other Reports and Information) is hereby amended and restated to read as follows:

               "8.3.7    BUDGETS, FORECASTS, OTHER REPORTS AND INFORMATION.

                              8.3.7.1   On or before January 15, 1999, the
     annual budget and operating projections (showing projections on a month by month basis) for the 1999 fiscal year

                              8.3.7.2   Promptly upon their becoming available
     to the Borrower:

                                   (i)  the annual budget and any forecasts or
     projections of the Borrower for years after 1999, to be supplied prior to commencement of the fiscal year to which any of the foregoing may be applicable,

                                   (ii) any press releases relating to the
     Borrower or any other Loan Party;

                                   (iii) any management letters submitted to the
     Borrower by independent accountants in connection with any annual, interim or special audit,

                                   (iv) any reports, notices or proxy statements
     generally distributed by Lone Star Technologies to its stockholders on a date no later than the date supplied to such stockholders,

                                   (v)  regular or periodic reports, including
     Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by Lone Star Technologies with the Securities and Exchange Commission,

                                   (vi) a copy of any final order or judgment in
     any proceeding to which the Borrower or any of its Subsidiaries is a party issued by any Official Body, and

                                   (vii) such other reports and information as
     any of the Banks may from time to time reasonably request."


          2.16 EXISTING SCHEDULES--CHANGE IN PRICING. Schedule 1.1(A) is hereby amended and restated as set forth on Schedule 1.1(A) hereto and the Applicable Margins related to interest rates Commitment Fees set forth on such Schedule shall go into effect on the effective date of this Amendment.

          2.17 NEW SCHEDULES. The following new Schedules are hereby added to the Credit Agreement in the forms attached hereto:

     Schedule 1.1(Q)(1)  -    Qualified Accounts
     Schedule 1.1(Q)(2)  -    Qualified Inventory

          2.18 EXISTING EXHIBITS TO CREDIT AGREEMENT. The following exhibits to the Credit Agreement are hereby amended and restated to read in the forms attached hereto:


               Exhibit 8.2.5  -    Dividend, Preferred Stock Redemption And
                                   Intercompany Indebtedness Compliance
                                   Certificate
               Exhibit 8.2.6  -    Acquisition Compliance Certificate
               Exhibit 8.3.3  -    Quarterly Compliance Certificate

          2.19 NEW EXHIBITS TO CREDIT AGREEMENT. The following new exhibits are hereby added to the Credit Agreement in the forms attached hereto:

               Exhibit 8.2    -    Covenants To Be Tested When Borrower Pays A
                                   Dividend Or Redeems Its Stock Or Makes A
                                   Permitted Acquisition
               Exhibit 8.3.4A -    Borrowing Base Certificate


     3. AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT. Exhibit A to the Intercompany Subordination Agreement between the Agent and Lone Star Technologies is hereby amended and restated to read as set forth on Exhibit A hereto. Lone Star Technologies joins this Amendment for the purpose of confirming and agreeing to such amendment.

     4. REPRESENTATIONS AND WARRANTIES. The Loan Parties hereby represent and warrant to Agent and to the Bank as follows:

          4.1 The representations and warranties of Borrower contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by Borrower on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

          4.2 The Borrower is in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon Borrower or any of its property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Amendment.

     5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date set forth above subject to the satisfaction of each of the following conditions precedent:

          5.1  OFFICER'S CERTIFICATE.

                    There shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Loan Parties, to each such effect.

          5.2  SECRETARY'S CERTIFICATE.

                    There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                         (i)  the directors' resolutions or similar action taken
by each Loan Party in connection with this Amendment; and

                         (ii) the names of the officer or officers authorized to
sign this Amendment and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Agent and each Bank may conclusively rely.

          5.3  DELIVERY OF BORROWING BASE CERTIFICATE.

                    The Borrower shall deliver a Borrowing Base Certificate prepared as of the date of this Amendment in substantially the form of EXHIBIT 8.3.4A, showing that the Revolving Facility Usage as of such date does not exceed the Borrowing Base as of such date.

          5.4  OPINION OF COUNSEL.

                    There shall be delivered to the Agent for the benefit of each Bank written opinions of counsel for the Loan Parties and Lone Star Technologies, dated the date hereof and in form and substance satisfactory to the Agent and its counsel:

                         (i)  as to the matters set forth in EXHIBIT 5.4; and

                         (ii) as to such other matters incident to the
transactions contemplated herein as the Agent may reasonably request.

          5.5  PAYMENT OF FEES.

                    The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid all fees accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed and submitted bills for reimbursement, if applicable.

     6. AMENDMENT. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.


     7. FORCE AND EFFECT. The Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and Borrower confirms that all such documents have remained in full force and effect since the date of their execution.


     8. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


     9. COUNTERPARTS; EFFECTIVE DATE. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment is effective on the date first written above.

                           [SIGNATURES BEGIN ON NEXT PAGE]

                      [SIGNATURE PAGE 1 OF 2 TO FIRST AMENDMENT]


     IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                                   LONE STAR STEEL COMPANY



                                   By:  /s/ R.W. Arp
                                       ------------------------------------
                                   Title:  Executive Vice President
                                          ---------------------------------



                                   PNC BANK, NATIONAL ASSOCIATION, individually and as Agent



                                   By:  /s/ Lynn Koncz
                                       ------------------------------------
                                   Title:  Vice President
                                          ---------------------------------


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, N.A., individually and as
                                   Co-Agent



                                   By:  /s/ June Courtney
                                       ------------------------------------
                                   Title:  Vice President
                                          ---------------------------------


                                   THE SANWA BANK, LTD.



                                   By:  /s/ Lawrence Murphy
                                       ------------------------------------
                                   Title:  Senior Vice President
                                          ---------------------------------


                                   BNY FINANCIAL CORPORATION


                                   By:  /s/ Frank Imperato
                                       ------------------------------------
                                   Title:  Vice President
                                          ---------------------------------

                      [SIGNATURE PAGE 2 OF 2 TO FIRST AMENDMENT]


                                   GUARANTORS:

                                   LONE STAR LOGISTICS, INC.



                                   By:  /s/ R.W. Arp
                                       ------------------------------------
                                   Title:  Treasurer
                                          ---------------------------------


                                   T & N LONE STAR WAREHOUSE CO.



                                   By:  /s/ R.W. Arp
                                       ------------------------------------
                                   Title:  Treasurer
                                          ---------------------------------


                                   TEXAS & NORTHERN RAILWAY COMPANY



                                   By:  /s/ R.W. Arp
                                       ------------------------------------
                                   Title:  Treasurer
                                          ---------------------------------


                                   JOINED BY LONE STAR TECHNOLOGIES, INC. FOR
                                   THE LIMITED PURPOSE OF CONFIRMING THE MATTERS ADDRESSED IN SECTION 3 (AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT) OF THIS
                                   AMENDMENT:


                                   LONE STAR TECHNOLOGIES, INC.



                                   By:  /s/ Rhys J. Best
                                       ------------------------------------
                                   Title:  President
                                          ---------------------------------

                            LIST OF SCHEDULES AND EXHIBITS

Schedules
---------
Schedule       1.1(A)    -    Pricing Grid
Schedule       1.1(Q)(1) -    Qualified Accounts
Schedule       1.1(Q)(2) -    Qualified Inventory

Exhibits
--------
Exhibit 5.4         -    Opinion of Counsel
Exhibit 8.2         -    Covenants To Be Tested When Borrower Pays A Dividend Or
                         Redeems Its Stock Or Makes A Permitted Acquisition
Exhibit 8.2.5       -    Dividend, Preferred Stock Redemption And Intercompany
                         Indebtedness Compliance Certificate
Exhibit 8.2.6       -    Acquisition Compliance Certificate
Exhibit 8.3.3       -    Quarterly Compliance Certificate
Exhibit 8.3.4A      -    Borrowing Base Certificate
Exhibit A to Slab
  Financing Agr     -    List of Agreements


All of the Schedules and the first two Exhibits follow this List. The other Exhibits are not filed with this First Amendment to Credit Agreement.
Registrant agrees to furnish supplementally a copy of any omitted Exhibit to the Commission upon request.

                                   SCHEDULE 1.1(A)

                                    PRICING GRID-
VARIABLE PRICING AND FEES BASED ON THE INTEREST COVERAGE RATIO
                                    (FOR PRICING)


-------------------------------------------------------------------------------
            INTEREST COVERAGE RATIO     COMMITMENT    BASE RATE     EURO-RATE
  LEVEL          (FOR PRICING)              FEE         SPREAD        SPREAD
-------------------------------------------------------------------------------
           Greater than or equal to
    I             2.5 to 1.0               .25%           0           1.50%
-------------------------------------------------------------------------------

           Greater than or equal to
           2.0 to 1.0 but less than
    II            2.5 to 1.0               .25%           0           2.00%
-------------------------------------------------------------------------------

           Greater than or equal to
           1.5 to 1.0 but less than
   III            2.0 to 1.0               .375%         .25          2.25%
-------------------------------------------------------------------------------

           Greater than or equal to
           1.0 to 1.0 but less than
    IV            1.5 to 1.0               .375%         .50          2.50%
-------------------------------------------------------------------------------

    V        Less than 1.0 to 1.0          .50%          .75          2.75%
-------------------------------------------------------------------------------


For purposes of determining the Applicable Margin and the Applicable Commitment Fee Rate:

     (a) The Applicable Margin and the Applicable Commitment Fee Rate each shall be the rate corresponding to Level V in the grid above on and after the First Amendment Closing Date and until it is modified pursuant to clause (b) below.

     (b) The Applicable Margin and the Applicable Commitment Fee Rate shall be recomputed as of the end of each fiscal quarter ending on or after December 31, 1999 based on the Interest Coverage Ratio (For Pricing) as of such quarter end. Any increase or decrease in the Applicable Margin or the Applicable Commitment Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3.

                                  SCHEDULE 1.1(Q)(1)
                                  QUALIFIED ACCOUNTS

     Upon delivery to the Agent of each Schedule of Accounts, the Agent shall make a determination, in its sole discretion, as to which Accounts listed thereon shall be deemed Qualified Accounts. An Account shall not be considered a Qualified Account unless the Agent determines, in its sole discretion, that such Account has met the following minimum requirements:

          (i) the Account represents a complete bona fide transaction for goods sold and delivered or services rendered (but excluding any amounts in the nature of a service charge added to the amount due on an invoice because the invoice has not been paid when due) which requires no further act under any circumstances on the part of the applicable Loan Party to make such Account payable by the Account Debtor; the Account arises from an arm's-length transaction in the ordinary course of such Loan Party's business between such Loan Party and an Account Debtor which is not an Affiliate of any Loan Party or an officer, stockholder or employee of any Loan Party or any Affiliate of any Loan Party, or a member of the family of an officer, stockholder or employee of any Loan Party or any Affiliate of any Loan Party;

          (ii) the Account shall not (a) be or have been unpaid more than ninety
     (90) days from the invoice date, (b) be delinquent more than sixty (60) days, or (c) be payable by an Account Debtor (1) more than 50% of whose Accounts have remained unpaid for more than ninety (90) days from the invoice date or are delinquent more than sixty (60) days, or (2) whose Accounts constitute, in the Agent's determination, an unduly high percentage of the aggregate amount of all outstanding Accounts;

          (iii) the goods the sale of which gave rise to the Account were shipped or delivered or provided to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding, and no part of such goods has been returned or rejected;

          (iv) the Account is not evidenced by chattel paper or an instrument of any kind;

          (v)  the Account Debtor with respect to the Account (a) is solvent,
     (b) is not the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might have a materially adverse effect on its business, and (c) is not, in the sole discretion of the Agent, deemed ineligible for credit for other reasons (including, without limitation, unsatisfactory past experiences of any Loan Party or any of the Banks with the Account Debtor or unsatisfactory reputation of the Account Debtor);

          (vi) the Account Debtor is not located outside Canada or the continental United States of America, provided that if the Account Debtor is located in Canada, the

     Account is supported by a letter of credit or FICA insurance deemed adequate and acceptable by the Agent;

          (vii) the Account Debtor is not the government of the United States of America, or any department, agency or instrumentality thereof, or (b) if the Account Debtor is an entity mentioned in clause (vii)(a), the Federal Assignment of Claims Act (or applicable similar legislation) has been fully complied with so as to validly perfect the Banks' Prior Security Interest to the Agent's satisfaction;

          (viii) the Account is a valid, binding and legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any dispute, condition, contingency, offset, recoupment, reduction, claim for credit, allowance, adjustment, counterclaim or defense on the part of such Account Debtor, and no facts exist which may provide a basis for any of the foregoing in the present or future;

          (ix) the Account is subject to the Agent's and the Banks' Prior Security Interest and is not subject to any other Lien, claim, encumbrance or security interest whatsoever;

          (x) the Account is evidenced by an invoice or other documentation and arises from a contract which is in form and substance satisfactory to the Agent;

          (xi) the applicable Loan Party has observed and complied with all laws of the state in which the Account Debtor or the Account is located which, if not observed and complied with, would deny to such Loan Party access to the courts of such state;

          (xii) the Account is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

          (xiii) the goods giving rise to the Account were not, at the time of sale thereof, subject to any Lien or encumbrance except the Agent and the Banks' Prior Security Interest;

          (xiv) the Account is payable in freely transferable United States Dollars; and

          (xv) the Account is not, or should not be, disqualified for any other reason generally accepted in the commercial finance business.

In addition to the foregoing requirements, Accounts of any Account Debtor which are otherwise Qualified Accounts shall be reduced to the extent of any accounts payable (including, without limitation, the Agent's estimate of any contingent liabilities) by any Loan Party to such Account Debtor ("Contras"); provided that the Agent, in its sole discretion, may determine that none of the Accounts in respect to such Account Debtor shall be Qualified Accounts in the event that there exists an unreasonably large amount of payables owing to such Account Debtor.]

Notwithstanding the qualification standards specified above, upon prior notice to the Borrower, the Agent may at any time or from time to time revise such qualification standards or, in its sole discretion, determine that one or more Accounts are not eligible to be Qualified Accounts.

                                  SCHEDULE 1.1(Q)(2)
                                 QUALIFIED INVENTORY


     Upon delivery to the Agent of each Schedule of Inventory, the Agent shall make a determination, in its sole discretion, as to which Inventory listed thereon shall be deemed Qualified Inventory. Inventory shall not be considered Qualified Inventory unless the Agent determines, in its sole discretion, that such Inventory has met the following minimum requirements:

          (i) the Inventory is either (a) finished goods; (b) raw materials other than supplies; or (c) work-in-process; including coils, slab steel, ingots, two-thread tubulars, but excluding in all cases any goods which have been shipped, delivered, sold by, purchased by or provided to, a Loan Party on a bill and hold, consignment sale, guaranteed sale, or sale or return basis, or any other similar basis or understanding other than an absolute sale;

          (ii) the Inventory is new, of good and merchantable quality, and represents no more than a twelve (12) month supply of such finished goods or raw materials;

          (iii) the Inventory is located on premises listed on Schedule A to the Security Agreement and, with respect to inventory locations at facilities leased to such Loan Party Borrower, the Agent has received a landlord's waiver in favor of the Agent in a form acceptable to the Agent, or is Inventory which is in transit and is so identified on the relevant Schedule of Inventory;

          (iv) the Inventory is not stored with a bailee, warehouseman, consignee or similar party unless the Agent has given its prior written consent and such Loan Party has caused such bailee, warehouseman, consignee or similar party to issue and deliver to the Agent, in form and substance acceptable to the Agent, a bailee's, warehouseman's, or consignee's waiver or similar documentation in a form reasonably acceptable to the Agent;

          (v) the Inventory is subject to the Agent's and the Banks' Prior Security Interest and is not subject to any other Lien;

          (vi) the Inventory has not been manufactured in violation of any federal minimum wage or overtime laws, including, without limitation, the Fair Labor Standards Act, 29 U.S.C. Section 215(a)(1); and

          (vii) the Inventory is not, and should not be, disqualified for any other reason generally accepted in the commercial finance business.


Notwithstanding the qualification standards specified above, upon prior notice to the Borrower, the Agent may at any time or from time to time revise such qualification standards or, in its sole discretion, determine that certain Inventory is not eligible to be Qualified Inventory.

                                     EXHIBIT 5.4

                                  OPINION OF COUNSEL


     Opinions addressing the following warranties in the Credit Agreement with references to the Credit Agreement and Loan Documents deemed to apply to this Amendment and the documents related thereto and the Credit Agreement as amended by this Amendment:

     6.1.1 Organization and Qualification.
     6.1.2 Capitalization and Ownership.
     6.1.3 Subsidiaries
     6.1.4 Power and Authority
     6.1.5 Validity and Binding Effect
     6.1.6 No Conflict.
     6.1.7 Litigation.
     6.1.13 Consents and Approvals
     6.1.19 Compliance with Laws

                                     EXHIBIT 8.2


           COVENANTS TO BE TESTED WHEN BORROWER PAYS A DIVIDEND OR REDEEMS
                  ITS STOCK (SECTION 8.2.5) OR MAKES A PERMITTED
                            ACQUISITION (SECTION 8.2.6)


A. THE FOLLOWING GRID APPLIES IF THE DIVIDEND, REDEMPTION OR PERMITTED ACQUISITION IS PAID OR MADE BEFORE MARCH 31, 2000.


Covenant - Section       Covenant - Title                        Date of Computation; Adjustments
------------------
Section 8.2.19           Maximum Total                           FOR ALL DIVIDENDS, REDEMPTIONS AND PERMITTED ACQUISITIONS:
                         Liabilities to                          Computed as of the Dividend Payment Date,  Redemption Payment
                         Consolidated Tangible                   Date or Acquisition Date, as the case may be, after giving effect
                         Net Worth                               to any Indebtedness incurred and payments made on such date

Section 8.2.20           Minimum EBITDA                          FOR ALL DIVIDENDS, REDEMPTIONS AND PERMITTED ACQUISITIONS: Four
                                                                 quarters ending on the quarter preceding the Dividend Payment Date,
                                                                 Redemption Payment Date or Acquisition Date, as the case may be

Section 8.2.17           Minimum Tangible                        FOR DIVIDENDS, REDEMPTIONS AND PERMITTED
                         Net Worth                               ACQUISITIONS PAID OR MADE ON OR AFTER JANUARY 1, 2000:
                                                                 Base Net Worth--computed as of the end of the quarter preceding the date of the dividend, redemption or acquisition, as the case may be but decreased by the amount of the redemption payment if the payment is a redemption

                                                                 Consolidated Tangible Net Worth--computed as of the end of the quarter preceding the Dividend Payment Date, Redemption Payment
                                                                 Date or Acquisition Date, but decreased by the amount of the dividend or redemption payment or adjusted for transactions relating to the acquisition, as the case may be.


B. THE FOLLOWING GRID APPLIES IF THE DIVIDEND, REDEMPTION OR PERMITTED ACQUISITION IS PAID OR MADE ON OR AFTER MARCH 31, 2000.


Covenant - Section       Covenant - Title                        Date of Computation; Adjustments
------------------
Section 8.2.15           Minimum Interest                        FOR DIVIDENDS: Four quarters ending on the
                         Coverage Ratio (For                     quarter preceding the Dividend Payment Date,
                         Covenants)                              except that the denominator (clause (ii) in the definition of
                                                                 "Interest Coverage Ratio(For Covenants)") shall be increased by the amount of such dividend.
                                                                 FOR REDEMPTIONS: Four quarters ending on the quarter preceding the
                                                                 Redemption Payment Date, except that the denominator (clause (ii)
                                                                 in the definition of "Interest Coverage Ratio (For Covenants)")
                                                                 shall be increased by the amount of such redemption. This covenant is to be tested in connection with a redemption, only if the
                                                                 Borrower shall pay accrued cash dividends in connection with such redemption.
                                                                 FOR PERMITTED ACQUISITIONS: This covenant is not to be tested in connection with Permitted Acquisitions.

Section 8.2.16           Maximum Leverage                        FOR DIVIDENDS, REDEMPTIONS AND PERMITTED
                         Ratio                                   ACQUISITIONS: Numerator (Indebtedness)--As of the Dividend Payment
                                                                 Date, Redemption Payment Date or Acquisition Date, as the case may be, after giving effect to any Indebtedness incurred on such date

                                                                 Denominator--Four quarters ending on the quarter preceding the
                                                                 Dividend Payment Date, Redemption Payment Date or Acquisition Date,
                                                                 as the case may be

Section 8.2.17           Minimum Tangible                        FOR DIVIDENDS, REDEMPTIONS AND PERMITTED
                         Net Worth                               ACQUISITIONS:
                                                                 Base Net Worth--computed as of the end of the quarter preceding the date of the dividend, redemption or acquisition, as the case may be but decreased by the amount of the redemption payment if the payment is a redemption


                                                                 Consolidated Tangible Net Worth--computed as of the end of the quarter preceding the Dividend Payment Date, Redemption Payment
                                                                 Date or Acquisition Date, but decreased by the amount of the dividend or redemption payment or adjusted for transactions relating to the acquisition, as the case may be.


Section 8.2.18           Minimum Working                         FOR DIVIDENDS, REDEMPTIONS AND PERMITTED
                         Capital                                 ACQUISITIONS:
                                                                 Computed as of the Dividend Payment Date
                                                                 Redemption Payment Date or Acquisition
                                                                 Date, as the case may be, in each case after
                                                                 giving effect thereto

